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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 23, 2003

                         S/M REAL ESTATE FUND VII, LTD.
               (Exact name of registrant as specified in charter)


         TEXAS                          0-11779                  75-1845682
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



                5520 LBJ FREEWAY, SUITE 500, DALLAS, TEXAS 75240
                    (Address of principal executive offices)

                                 (972) 404-7100
              (Registrant's telephone number, including area code)



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ITEM 5.  OTHER EVENTS

         On October 23, 2003, the Partnership held a Special Meeting of Limited Partners to vote on two proposals described in the Proxy Statement dated September 16, 2003, and set forth below:


1. Sale of the partnership's final property, Fifth Avenue Apartments, and amendments of the partnership agreement to disband the Investment Committee and to change the allocation of cash distributions from sales or refinancings among limited partners and general partners.

2.      Subsequent dissolution and liquidation of the partnership.

         Limited partnerships representing a quorum were present at the special meeting. Both proposals were approved by the requisite number of limited partnership interests.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:   October 23, 2003


                                   S/M REAL ESTATE FUND VII, LTD.

                                   By: SM7 APARTMENT INVESTORS INC.
                                       A General Partner


                                       By:  /s/ Richard E. Hoffmann
                                            ------------------------------------
                                             Richard E. Hoffmann
                                             Chief Executive Officer, Director,
                                             President and Treasurer